SUPPLEMENT DATED APRIL 2, 2007

TO

PROSPECTUS DATED MAY 1, 2006

WEALTHQUEST III GROUP UNALLOCATED VARIABLE ANNUITY

ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY

THROUGH ITS

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your Prospectus. Please read it carefully and keep it with your prospectus for future reference.

Pursuant to a Plan of Reorganization approved by the shareholders of both funds, the AIM V.I. Small Cap Growth Fund will be merged into the AIM V.I. Small Cap Equity Fund, effective May 1, 2007. The last day that purchases or redemptions may be made in the Subaccount that invests in the AIM V.I. Small Cap Growth Fund is April 27, 2007.

After April 27, 2007, the Subaccount investing in the AIM V.I. Small Cap Growth Fund will no longer accept purchase payments, transfers from other Subaccounts or the fixed account, including dollar cost averaging transfers and automatic rebalancing program transfers. The Subaccount investing in the AIM V.I. Small Cap Growth Fund will be deleted, wherever listed, from any instructions you have given us regarding your purchase payments allocation, dollar cost averaging program, automatic rebalancing program, or withdrawals. Any automatic transactions scheduled for the AIM V.I. Small Cap Growth Fund Subaccount on April 28th, 29th or 30th, or any requests to redeem or purchase units in that subaccount received after April 27th will be made in a new subaccount investing in the AIM V.I. Small Cap Equity Fund.. The new subaccount investing in the AIM V.I. Small Cap Equity Fund will not accept any other types of transactions until May 1, 2007.

Unless we receive different instructions from you, we will reassign the allocations previously assigned to the AIM V.I. Small Cap Growth Fund Subaccount to the new Subaccount investing in the AIM V.I. Small Cap Equity Fund. If you want to provide different instructions, please submit your written instructions to P. O. Box 1893, Galveston, Texas 77553-1893, or, if you have a telephone authorization on file, call us at 1-800-306-2959.